                                   [LOGO]

                        G.T. LATIN AMERICA GROWTH FUND:
                                 ADVISOR CLASS
                       G.T. GLOBAL EMERGING MARKETS FUND:
                                 ADVISOR CLASS
                         SUPPLEMENT TO PROSPECTUS DATED
                     MARCH 1, 1995, AS REVISED JUNE 1, 1995

--------------------------------------------------------------------------------

The following revisions have been made relating to (1) the eligibility requirements for investing in Advisor Class shares of each of the G.T. Latin America Growth Fund and the G.T. Global Emerging Markets Fund, and (2) involuntary redemption of such shares.

On page 3, under "Prospectus Summary -- Advisor Class Shares," and on page 24, under "How to Invest -- General," section (b) is amended to read "any account with assets of at least $25,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over such account, and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% on the assets in the account;" and section (c) is amended to read "any account with assets of at least $25,000 if (i) such account is established under a 'wrap fee' program and
(ii) the account holder pays the sponsor of such program an annual fee of at least .50% on the assets in the account." The other eligible groups described under sections (a), (d) and (e) in that paragraph remain unchanged.

The following information should be inserted at the end of the first paragraph in the section of the Funds' Prospectus entitled "How To Invest" on page 24:

"Investors may be charged a fee by their agents or brokers if they effect transactions other than through a dealer."

The minimum initial investment for each Fund is $500. Subsequent purchase minimum is $100. On page 27, under paragraph four of the heading "Other Important Redemption Information," the Funds and G.T. Global Financial Services, Inc. each reserves the right to redeem the shares of any investor whose investment is reduced, by reason of redemptions, to less than $500 in a Fund.

Under "Other Information -- Confirmations and Reports to Shareholders" on page 34, the following information should be inserted immediately prior to the last sentence of the paragraph: "Under certain circumstances, duplicate mailings of such reports to the same household may be consolidated."

Under "Other Information -- Custodian and Accounting Agent," it should be noted that effective July 1, 1995, G.T. Capital serves as each Fund's pricing and accounting agent. The monthly fee for these services to G.T. Capital is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by G.T. Capital ("G.T. Funds") and 0.02% to the assets in excess of $5 billion and dividing the result by the aggregate assets of the G.T. Funds.

On the Advisor Class Account Application, under the heading "Fund Selection," the minimum initial investment has been changed to $500 per Fund.

The following information supersedes and replaces the description of the Funds' portfolio management teams contained in the section of the Funds' Prospectus on page 31 entitled "Management":

"The investment professionals primarily responsible for the portfolio management of the Funds are as follows:

                             EMERGING MARKETS FUND

                                  RESPONSIBILITIES FOR                           BUSINESS EXPERIENCE
NAME/OFFICE                             THE FUND                                   LAST FIVE YEARS
------------------------  ------------------------------------  ------------------------------------------------------
Jonathan Chew             Portfolio Manager since Fund          Portfolio Manager for G.T. Capital since 1990;
 London                    inception in 1992                     Portfolio Manager for G.T. Management Ltd. (Hong
                                                                 Kong) since 1988.

James M. Bogin            Portfolio Manager since 1993          Portfolio Manager for G.T. Capital since 1993; From
 San Francisco                                                   1989 to 1993, Mr. Bogin was a Fund Manager at Nomura
                                                                 Investment Management Co. (Tokyo).

John R. Legat             Portfolio Manager since 1995          Portfolio Manager for G.T. Capital and G.T. Management
 London                                                          PLC (London).

                           LATIN AMERICA GROWTH FUND

                                  RESPONSIBILITIES FOR                           BUSINESS EXPERIENCE
NAME/OFFICE                             THE FUND                                   LAST FIVE YEARS
------------------------  ------------------------------------  ------------------------------------------------------
Soraya M. Betterton       Portfolio Manager since Fund          Portfolio Manager for G.T. Capital."
 San Francisco             inception in 1991

                                                                October 20, 1995

LEMSX510020MC